UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 15, 2006
VeraSun Energy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	000-32913	20-3430241
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 22nd Avenue
Brookings, SD 57006
(Address of principal executive offices)
(605) 696-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Incentive Stock Option Agreement
Form of Non-Statutory Stock Option Agreement
Form of Restricted Stock Agreement, as Amended

ITEM 8.01 OTHER EVENTS
On September 15, 2006, the Compensation Committee of the Board of Directors of VeraSun Energy Corporation approved and adopted amendments to the forms of non-statutory stock option agreement, incentive stock option agreement and restricted stock agreement for awards under the VeraSun Energy Corporation 2003 Stock Incentive Plan. The amendments provide that the Board of Directors or a committee of the Board of Directors may terminate an award if the person who received the award violates the company’s code of business conduct and ethics.
The forms of agreements, as amended, are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
Exhibit 99.1 Form of Incentive Stock Option Agreement, as amended
Exhibit 99.2 Form of Non-Statutory Stock Option Agreement, as amended
Exhibit 99.3 Form of Restricted Stock Agreement, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION
Date: September 20, 2006	By:	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer

EXHIBIT INDEX
Exhibit 99.1 Form of Incentive Stock Option Agreement, as amended
Exhibit 99.2 Form of Non-Statutory Stock Option Agreement, as amended
Exhibit 99.3 Form of Restricted Stock Agreement, as amended